UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 20, 2012

ALBEMARLE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	001-12658 (Commission File Number)	54-1692118 (I.R.S. Employer Identification Number)

451 Florida Street, Baton Rouge, Louisiana 70801
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (225) 388-8011

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2012, Albemarle Corporation (the “Company”) accepted the resignation of John M. Steitz, the Company’s President and Chief Operating Officer since February 2012. Mr. Steitz resigned to pursue other professional interests and will remain with the Company until August 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBEMARLE CORPORATION
Date: August 20, 2012	By:	/s/ Karen G. Narwold
Name: Karen G. Narwold
Title: Senior Vice President, General Counsel and Corporate Secretary